                           UNION PLANTERS CORPORATION

                        ACQUISITION OF MAGNA GROUP, INC.


[UNION PLANTERS CORPORATION LOGO]                       [MAGNA GROUP, INC. LOGO]

                      Creating A Premier Banking Franchise

                      Merger Information and Presentation

                               February 23, 1998

Please join Benjamin W. Rawlins, Jr., Chairman of the Board and Chief Executive Officer of Union Planters Corporation, and G. Thomas Andes, Chairman of the Board, President and Chief Executive Officer of Magna Group, Inc., for a conference call presentation to discuss this transaction on Monday, February 23, 1998 at 9:00 a.m. CST. To participate, please call 1-800-603-5503 and request the Union Planters Corporation conference hosted by Benjamin W. Rawlins, Jr. (conference I.D. 931-632). Additionally, to hear a replay of this conference call, you may call 1-800-642-1687 (access code 931-632) until February 26, 1998.

If you do not receive this entire presentation, please call Mark J. Koster, Stifel, Nicolaus & Company, Incorporated, at (314)-342-2152.

                          FORWARD LOOKING INFORMATION

This presentation contains, among other things, certain forward-looking statements regarding each of Union Planters Corporation, Magna Group, Inc., and the combined company following the Merger, including statements relating to cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the Merger, and certain restructuring charges expected to be incurred in connection with the Merger. Such forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Union Planters actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors that may cause such a difference include, but are not limited to: (i) expected cost savings from the Merger and Union Planters other pending acquisitions may not be fully realized or realized within the expected time frame; (ii) revenues following the Merger and the other pending acquisitions may be lower than expected, or deposit attrition, operating costs, or customer loss and business disruption following the Merger and the other pending acquisitions may be greater than expected; (iii) competitive pressures among depository and other financial institutions may increase significantly; (iv) costs or difficulties related to the integration of the business of Union Planters, Magna, and the other pending acquisitions may be greater than expected; (v) changes in the interest rate environment may reduce margins; (vi) general economic or business conditions, either nationally or in the states or regions in which UPC does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (vii) legislative or regulatory changes may adversely affect the businesses in which Union Planters is engaged; and (viii) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in Union Planters current and subsequent filings with the Securities Exchange Commission.


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
                      CREATING A PREMIER BANKING FRANCHISE

The Merger of Union Planters Corporation and Magna Group, Inc. provides the shareholders of the Combined Company with a transaction which:



- IS ACCRETIVE TO EARNINGS PER SHARE;

- CREATES A UNIQUE STRATEGIC FRANCHISE.

                              TRANSACTION SUMMARY
                         (DEFINITIVE AGREEMENT 2/22/98)

FIXED EXCHANGE RATIO:    0.9686 shares of UPC for each share of MGR.
                         No caps, collars or walkaways.

PURCHASE PRICE(1):       $2.3 billion in stock.
                         $61.45 per share.
                         299% of book value.(2)
                         22.8x First Call 1998 EPS estimates.

ACCOUNTING TREATMENT:    Pooling of interests.
                         Tax free exchange.

OPTIONS:                 19.9% stock option from MGR to UPC.

CONDITIONS:              Subject to normal regulatory and shareholder approvals.
                         Due diligence completed.

ANTICIPATED CLOSING:     Mid-year 1998.

----------
(1) Based on UPC's closing price of $63.4375 on February 20, 1998.
(2) Book value calculated pro forma pending acquisitions at 12/31/97.

                     PROFILE OF UNION PLANTERS CORPORATION
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


-------------------------------------------
                                     UPC
-------------------------------------------
BALANCE SHEET (12/31/97)(1)
-------------------------------------------
 Total Assets                      $ 21,040
-------------------------------------------
 Total Loans                         14,667
-------------------------------------------
 Total Deposits                      15,799
-------------------------------------------
 Total Equity                         2,058
-------------------------------------------
 Tang. Equity/Assets                    9.5%
-------------------------------------------
 Loans/Deposits                        92.8%
-------------------------------------------
 Book Value Per Share              $  21.39
-------------------------------------------
CAPITAL RATIOS
-------------------------------------------
 Leverage Ratio                        10.3%
-------------------------------------------
 Tangible Tier I/RWA                   15.8%
-------------------------------------------
 Tangible Total Capital/RWA            17.7%
-------------------------------------------
STREET ESTIMATES (FIRST CALL)
-------------------------------------------
 1998 Earnings Per Share           $   3.75
-------------------------------------------
 1999 Earnings Per Share               4.15
-------------------------------------------
MARKET STATISTICS
-------------------------------------------
 Stock Price (2/20/98)             $63.4375
-------------------------------------------
 F.D. Market Capitalization (mm)   $  6,155
-------------------------------------------
 Price/1998 Earnings                   16.9x
-------------------------------------------
 Price/Book                             297%
-------------------------------------------
 Avg. Daily Trade Volume (LTM)      164.200
-------------------------------------------

(1) Pro forma pending acquisitions.


                                     [MAP]


                 Map of the United States with the states where
                   UPC has locations or pending acquisitions

                                 UPC COUNTY MAP


                                     [MAP]


             Map of the states and counties where UPC has locations
                  or pending acquisitions (major cities noted)

                          PROFILE OF MAGNA GROUP INC.
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


-------------------------------------------
                                     UPC
-------------------------------------------
BALANCE SHEET (12/31/97)(1)
-------------------------------------------
 Total Assets                      $  7,502
-------------------------------------------
 Total Loans                          4,769
-------------------------------------------
 Total Deposits                       5,708
-------------------------------------------
 Total Equity                           729
-------------------------------------------
 Tang. Equity/Assets                    7.6%
-------------------------------------------
 Loans/Deposits                        83.6%
-------------------------------------------
 Book Value Per Share              $  20.54
-------------------------------------------
CAPITAL RATIOS
-------------------------------------------
 Leverage Ratio                         7.6%
-------------------------------------------
 Tangible Tier I/RWA                   12.1%
-------------------------------------------
 Tangible Total Capital/RWA            13.4%
-------------------------------------------
STREET ESTIMATES (FIRST CALL)
-------------------------------------------
 1998 Earnings Per Share           $   2.69
-------------------------------------------
 1999 Earnings Per Share               2.94
-------------------------------------------
MARKET STATISTICS
-------------------------------------------
 Stock Price (2/20/98)             $46.9375
-------------------------------------------
 F.D. Market Capitalization (mm)   $  1.750
-------------------------------------------
 Price/1998 Earnings                   17.4x
-------------------------------------------
 Price/Book                             229%
-------------------------------------------
 Avg. Daily Trade Volume (LTM)       48,400
-------------------------------------------

(1) Pro forma pending acquisitions.




                                     [MAP]

                 Map of the United States with the states where
            Magna Group, Inc. has locations or pending Acquisitions

                                 MGR COUNTY MAP


                                     [MAP]


           Map of the states and counties where MGR has locations or pending Acquisitions (Major Cities Noted)

                     PROFILE OF PRO FORMA COMBINED COMPANY
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



------------------------------------------------
                                        UPC/
------------------------------------------------
                                        MGR
BALANCE SHEET (12/31/97)(1)
------------------------------------------------
 Total Assets                          $28,542
------------------------------------------------
 Total Loans                            19,436
------------------------------------------------
 Total Deposits                         21,507
------------------------------------------------
 Total Equity                            2,787
------------------------------------------------
 Tang. Equity/Assets                       9.0%
------------------------------------------------
 Loans/Deposits                           90.4%
------------------------------------------------
 Book Value Per Share                  $ 21.34
------------------------------------------------
CAPITAL RATIOS
------------------------------------------------
 Leverage Ratio                            8.8%
------------------------------------------------
 Tangible Tier I/RWA                      13.7%
------------------------------------------------
 Tangible Total Capital/RWA               14.9%
------------------------------------------------

(1) Pro forma pending acquisitions.


                                     [MAP]

  Map of the United States showing the states where the Pro Forma Combined UPC and MGR will have locations.


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
                      CREATING A PREMIER BANKING FRANCHISE
                               UPC/MGR COUNTY MAP


                                     [MAP]

         Map of the states and counties where the combined UPC and MGR will have locations (major cities noted).

               SIMILAR CORPORATE CULTURES AND BUSINESS STRATEGIES

                                    [GRAPH]


Pie Chart of UPC's Loans

Residential Mortgages              39%
Commercial Mortgages               16%
Commercial                         20%
Other                               2%
Consumer                           14%
Credit Card                         4%
Construction                        5%

                                    [GRAPH]

Pie Chart of MGR Loans

Residential Mortgages              26%
Commercial Mortgages               31%
Commercial                         18%
Other                               0%
Consumer                           18%
Credit Card                         1%
Construction                        6%


                                    [GRAPH]

Pie Chart -- Pro Forma Combined Loans

Residential Mortgages              36%
Commercial Mortgages               20%
Commercial                         19%
Other                               2%
Consumer                           15%
Credit Card                         3%
Construction                        5%

Amounts based on each company's actual 12/31/97 balance sheet excluding pending acquisitions.

                                 ASSET QUALITY
        (AMOUNTS REPRESENT 12/31/97, ADJUSTED FOR PENDING ACQUISITIONS)

                                    [GRAPH]

                     Bar Chart -- Nonperforming Loans/Loans

                 UPC                                     .89%
                 MGR                                     .67%
                 Combined                                .83%



                                    [GRAPH]

                   Bar Chart -- Reserves/Nonperforming Loans

                 UPC                                  211.34%
                 MGR                                  193.39%
                 Combined                             207.53%

                       BALANCE SHEET FUNDING COMPOSITION
                             (YEAR ENDED 12/31/97)

                                    [GRAPH]

         Pie Chart -- UPC

         NIB Deposits                                      13%
         Savings & Money Market                            25%
         Long-term debt                                     9%
         Time Deposits                                     39%
         Borrowings                                         4%
         Shareholders' Equity                              10%



                                    [GRAPH]

         Pie Chart -- MGR

         NIB Deposits                                      10%
         Savings & Money Market                            24%
         Long-term debt                                     1%
         Time Deposits                                     44%
         Borrowings                                        12%
         Shareholders' Equity                               9%



                                    [GRAPH]

         Pie Chart -- Pro Forma Combined

         NIB Deposits                                      12%
         Savings & Money Market                            25%
         Long-term debt                                     7%
         Time Deposits                                     39%
         Borrowings                                         7%
         Shareholders' Equity                              10%

Amounts based on each company's actual 12/31/97 balance sheet excluding pending acquisitions.

                                EFFICIENCY RATIO



                                   [GRAPH]


Bar Chart - Efficiency Ratio -- UPC

1994                                      77.00%
1995                                      59.51%
1996                                      58.94%
1997                                      55.75%


                                   [GRAPH]


Bar Chart - Efficiency Ratio -- MGR

1994                                      66.69%
1995                                      62.11%
1996                                      55.63%
1997                                      55.10%



Efficiency ratio equals non-interest expense divided by total revenues. Historical ratios present originally reported data, 1997 includes pending acquisitions.

                              NON-INTEREST INCOME



                                    [GRAPH]


Bar Chart -- UPC Noninterest Income / Total Revenues

1994                                  21.56%
1995                                  25.27%
1996                                  26.30%
1997                                  29.63%

                                    [GRAPH]


Bar Chart -- MGR Noninterest Income / Total Revenues

1994                                  21.02%
1995                                  20.18%
1996                                  19.92%
1997                                  21.28%

Historical ratios present originally reported data, 1997 includes pending acquisitions.

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
                              STRATEGIC RATIONALE


- COMBINED BUSINESS STRENGTHS ALLOW STRONG PRODUCT OFFERINGS WITH GREATER EFFICIENCY.
          -  Commercial Lending
          -  Mortgage Banking
          -  Trust Services
          -  Credit Cards


-    COMPLEMENTARY OPERATIONS RESULT IN COST SAVINGS AND EFFICIENCY
     OPPORTUNITIES.
          -  Consolidation of corporate and back office operations
          -  Branch consolidation and reduction opportunities
          -  Reduce development, technology and other costs

- STRONG ASSET QUALITY AND EQUITY BASE WOULD PERMIT AGGRESSIVE CAPITAL MANAGEMENT OF COMBINED ORGANIZATION.

-    CREATES A HIGH PERFORMING INSTITUTION
          -  ROA = 1.55%, ROE = 15.88% (1988 results without synergies)

                             ACCRETIVE TO EARNINGS
                (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                  1999
                                         ---------------------
                                         NET
                                        INCOME            EPS
                                        ----------------------
UNION PLANTERS CORPORATION..........    $403,000       $4.15(1)
---------------------------------------------------------------
MAGNA GROUP, INC....................     109,000        2.94(1)
---------------------------------------------------------------

---------------------------------------------------------------
EXPENSE EFFICIENCIES................    $ 66,000
---------------------------------------------------------------
REVENUE ENHANCEMENTS................       7,500
---------------------------------------------------------------

GAAP EARNINGS ON A COMBINED BASIS...    $560,000       $4.20
---------------------------------------------------------------

ROA.................................        1.72%
---------------------------------------------------------------
ROE.................................       17.60
---------------------------------------------------------------


(1)  First Call estimate.

                     RESTRUCTURING AND MERGER-RELATED COSTS
                             (DOLLARS IN MILLIONS)


                                                AMOUNT
                                              ----------
SEVERANCE, RETENTION & CONTRACTUAL OBLIGATIONS    $34.0
--------------------------------------------------------
EQUIPMENT, OCCUPANCY & CONVERSIONS                 15.0
--------------------------------------------------------
OTHER                                              37.0
--------------------------------------------------------


               TOTAL                              $86.0
                                              ==========

                      CREATING A PREMIER BANKING FRANCHISE

The Merger of Union Planters Corporation and Magna Group, Inc. provides the shareholders of the Combined Company with a transaction which:


[MAP]


Map of the United States showing the states where UPC and MGR will have locations

-    Is Accretive to Earning Per Share;

-    Creates a Unique Strategic Franchise.